Change in Functional and Presentation Currency	12 Months Ended
Dec. 31, 2023
Change in Functional and Presentation Currency [Abstract]
CHANGE IN FUNCTIONAL AND PRESENTATION CURRENCY

4.      CHANGE IN FUNCTIONAL AND PRESENTATION CURRENCY

The Company changed its functional currency from the Canadian dollar (CAD) to the United States dollar (USD) as of February 1, 2021. The change in functional currency coincided with the January 2021 initial public offering and listing on the Nasdaq. Considering Versus’ business activities, comprised primarily of United States dollar revenue and expenditures, as well as, United States dollar denominated financings, management determined that the functional currency of the Company is the United States dollar. All assets, liabilities, equity, and other components of stockholders’ equity (deficit) were translated into United States dollars at the exchange rate at the date of change.